Exhibit 99.1

Electric mobility arrives in Rimini with MiMoto and Be Charge.

Present at the launch event were the Councillor for Mobility and Transport of the Emilia-Romagna Region, Andrea Corsini, and the Mayor of Rimini, Andrea Gnassi.

•	The joint project of the two companies for the renewal of electric mobility starts from the capital of Romagna
•	Among the initiatives in favor of intermodality, there is also a rental formula related to the columns to use electric scooters while recharging the car.
•	The opening of the Helbiz summer season continues

Rimini, May 24, 2021 - Helbiz, a global leader in micro-mobility that is the business combination target of GreenVision Acquisition Corp. (Nasdaq: GRNV), and recently acquired MiMoto Smart Mobility S.r.l., the Italian leader in the scooter sharing market, and Be Charge, a Be Power S.p.A. Group company dedicated to the deployment of charging infrastructures for electric mobility, bring electric mobility to Rimini through a MiMoto by Helbiz branded scooter sharing service and an extensive charging network.

The initiative is part of a wide-ranging project that aims to develop and spread electric mobility in Emilia-Romagna, a region in which there are already over 1,200 Helbiz two-wheelers, including electric bikes and scooters. Specifically, about 50 vehicles will be 100% electric scooters branded MiMoto initially available to residents and visitors to the resort of Romagna that can move in the city center and along the coast.

Be Charge can count on more than 370 recharging points already active in Emilia-Romagna, of which 84 points in Rimini, 8 of which are currently being activated.

The city of Rimini is thus confirmed as an innovator and pioneer of electric mobility with MiMoto's electric scooters and Be Charge's charging stations.

To underscore the technological spirit of Emilia-Romagna and the city of Rimini, the launching ceremony of this initiative was presided over by the Councillor for Mobility and Transport, Infrastructure, Tourism and Commerce of the Emilia-Romagna Region, Andrea Corsini, accompanied by the Mayor of Rimini, Andrea Gnassi.

Environmental sustainability, sharing economy and smart mobility as the key to improve people's quality of life are the values shared by MiMoto and Be Charge for the development of a project that has a common mission: to become the reference point of the new mobility. Hence the idea of joining efforts together with the Emilia-Romagna region and the city of Rimini, realities that are facing with a spirit of innovation and attention to the community important challenges of sustainability that have a global impact and that must be addressed on every territorial reality of which we have management. Added to all this is the presence of tourists during the summer period that make Rimini a unique city.

On the one hand, together in a synergistic way, then, sustainability, innovation, quality and efficiency of the vehicles offered by Helbiz thanks to the MiMoto brand and the infrastructure of electric columns of Be Charge, and, on the other hand, Emilia-Romagna and Rimini that represent the best combination to develop a real electric ecosystem that aims to improve the mobility habits of citizens.

The partnership with Be Charge will also make it possible to promote the rental of vehicles with greater capillarity throughout the territory and to offer value-added services. Among these services, there is also a way to use sharing during car recharging time, which takes the concept of intermodality to a new level in terms of efficiency and sustainability.

"Rimini was one of the first cities in Italy to invest and bet with conviction on electric micro-mobility, becoming today a point of reference in the country for the experimentation of new forms of sustainable mobility - comments the mayor of Rimini Andrea Gnassi - Shared scooters are now a consolidated reality, soon we will start with the experimentation of electric car sharing and today the launch of Mimoto and Becharge services project Rimini among the most advanced Italian tourist destinations, with a wide range of offers for citizens and temporary visitors. These services are part of a path that Rimini has been following for years and which sees the environment, the reconquest of urban spaces and the regeneration in a green key as strategic factors for the tourist and therefore economic development of the city. Cities must emerge from the different pandemic: less smog and fewer cars, more well-being and more space. Rimini, thanks to the courage of its choices, is already on this path".

"Our development plan - said Roberto Colicchio, Head of Business Development of Our development plan - said Roberto Colicchio, Head of Business Development of Be Charge - is ambitious: we plan to install about 30,000 charging points throughout the country in the next 3-5 years that will provide 100% energy from renewable sources, for a total investment of over 150 million euros. We are already well on our way with over 3,500 charging points already installed and the same number already authorized. The role of municipalities remains central to enable this development because only with the collaboration of local authorities we can build the charging infrastructure for electric vehicles needed in our country. That of Rimini is a virtuous example that has been able to involve different operators such as Helbiz and Be Charge to meet the mobility needs of citizens and tourists".

"We are extremely proud to arrive in Rimini for the summer of 2021 - say together the three founders of MiMoto Alessandro Vincenti, Gianluca Iorio and Vittorio Muratore - Launching our service together with Be Charge in a beautiful area like Romagna, a symbol of Italianness in the world is to be considered an excellent result especially in a historical period like the one we are living due to the health emergency. We are really happy to bring here, too, our philosophy characterized by sharing and sustainability that, in a seaside resort like Rimini, has an even stronger meaning. Today the MiMoto scooter sharing service has become strategic for moving around the city, giving a great contribution to the citizen and the municipal administration by acting as a support for both public and private transport".

The service is accessible to anyone who downloads the MiMoto app, available for iOS and Android: from the app's interface, one can search for the nearest eScooter, book it and make the ride at a cost of 0.35 euros per minute, 14.90 euros per hour or 59 euros for the entire day. Each MiMoto scooter is approved for two passengers and comes with two helmets of different sizes in the top box, equipped with hygienic perfumers, disposable hygienic caps and a self-drying helmet foam for the safety of users.

To recharge at BeCharge recharging stations it is sufficient to install and register on "BeCharge" App, free download from Google Play and Apple App Store. Through the App it is also possible to view the map of all BeCharge charging stations on the territory, check availability in real time and the type of socket of the various charging points, as well as the price in €/kWh delivered. The cost of the recharge will be directly charged to the credit card associated with the user's account. If the device is equipped with a navigator (Google Maps or Apple Maps) it is also possible to obtain driving instructions to reach the individual charging stations. Once the recharge is activated, it is possible to monitor its progress directly from the App. The call center is always available 24/7.

Helbiz is a global leader in micro-mobility services. Launched in 2016 and headquartered in New York City, the company operates e-scooters, e-bicycles and e-mopeds in over 30 cities around the world including Washington, D.C., Alexandria, Arlington, Atlanta, Jacksonville, Miami, Milan, Richmond and Rome. Helbiz utilizes a customized, proprietary fleet management platform, artificial intelligence and environmental mapping to optimize operations and business sustainability. Helbiz announced on February 8, 2021 it has entered into a merger agreement with GreenVision Acquisition Corp. (Nasdaq: GRNV) ("GreenVision") a SPAC, which, upon closing, will result in Helbiz becoming the first micro-mobility company listed on Nasdaq. http://www.helbiz.com

GreenVision Acquisition Corp. is a special purpose acquisition company formed under the laws of the State of Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Be Charge is a company of Be Power S.p.A. Group dedicated to the diffusion of charging infrastructures for electric mobility. Be Charge is developing one of the largest and most capillary networks of public charging infrastructures for electric vehicles in Italy to make a decisive contribution to the development of a sustainable mobility system. Thanks to an internally developed and technologically advanced platform, Be Charge is able to offer an efficient recharging service to all owners of electric vehicles, and to recharge throughout the national territory. Within the sector supply chain, Be Charge plays both the role of manager and owner of the charging infrastructure network (CPO - Charge Point Operator) and that of charging and electric mobility service provider that interfaces with electric vehicle users (EMSP - Electric Mobility Service Provider). Be Charge's charging stations are in alternating current from 22 kW, and in direct current up to 300 kW. The industrial plan of Be Charge foresees the installation in the next years of about 30 thousand charging points that will supply 100% green energy, coming from renewable sources.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from Helbiz, Inc.’s (the “Company’s”) or GreenVision’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the ability of the Company to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or the stockholders of GreenVision or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to GreenVision stockholder redemptions and the failure to obtain replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed transaction; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on the Company and GreenVision and their ability to consummate the transaction; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company.

Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in GreenVision’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and its preliminary proxy statement on Schedule 14A filed on April 8, 2021. GreenVision's SEC filings are available publicly on the SEC's website at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to GreenVision and Helbiz and speaks only as of the date on which it is made. GreenVision and Helbiz undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, GreenVision has filed a preliminary proxy statement on Schedule 14A with the SEC. Additionally, GreenVision will file other relevant materials with the SEC in connection with the business combination, including a definitive proxy statement. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of GreenVision are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release. GreenVision’s stockholders may also obtain a copy of the preliminary proxy statement or, once available, the definitive proxy statement, as well as other documents filed with the SEC by GreenVision, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, New York 10019.

Participants in Solicitation

GreenVision and its directors and officers may be deemed participants in the solicitation of proxies of GreenVision’s shareholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of GreenVision’s executive officers and directors in the solicitation by reading GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, the preliminary proxy statement filed with the SEC on April 8, 2021, and the definitive proxy statement and other relevant materials when they are filed with the SEC in connection with the business combination. Helbiz and its officers and directors may also be deemed participants in such solicitation in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement, which was filed on April 8, 2021 with the SEC, and the definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For investor and media inquiries, contact:

COMMUNICATION & MEDIA RELATIONSHIP

Davide D’Amico - tel. +39 335 7715011 email: davide.damico@helbiz.com

USA

The Blueshirt Group

Gary Dvorchak, CFA

Phone: +1 (323) 240-5796

Email: gary@blueshirtgroup.com

Agent of Change

Marcy Simon

Phone: +1 (917) 833-3392

Email: marcy@agentofchange.com

ITALY

MY PR

tel. 0039 02 54123452

Giorgio Cattaneo - tel. +39 335 7053742 email: giorgio.cattaneo@mypr.it

Arianna Bonfioli - tel. +39 335 6111390 email: arianna.bonfioli@mypr.it

Marcella Vezzoli - tel. +39 337 1313471 email: marcella.vezzoli@mypr.it

Helbiz Investor Relations

investor.relations@helbiz.com

COMUNICAZIONE & PR BE CHARGE

Alice Colombo - alice.colombo@bepower.com +39.349.3943044

SG-Company

Antonella Marautti - a.marautti@sg-company.it +39.339.7497551

Alfonso Rizzo - a.rizzo@sg-company.it +39.348.2213296

Information:
Helbiz:http://www.helbiz.com
Be charge: https://www.bec.energy/

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